UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2026

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market Street STE 46218
San Francisco,	California	94114
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On February 13, 2026, Chegg, Inc. (the “Company”) entered into an individual, privately negotiated repurchase agreement with a holder of its outstanding 0% Convertible Senior Notes due 2026 (the “2026 Notes”) to repurchase $20.0 million in aggregate principal amount of the 2026 Notes for an aggregate cash repurchase price of $19.4 million (the “Notes Repurchase Transaction”). The Notes Repurchase Transaction was entered into in connection with the Company's previously announced securities repurchase program and is expected to close on February 20, 2026, subject to the satisfaction of customary closing conditions. Following the closing, $33.9 million aggregate principal amount of the 2026 Notes will remain outstanding and $122.4 million will remain available under the Company's securities repurchase program.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding the amount of the 2026 Notes to be repurchased, the amount of the 2026 Notes to remain outstanding following completion of the Notes Repurchase Transaction, the ability to satisfy closing conditions and complete the note repurchase transaction on the timeline described herein or at all, and the final aggregate cash repurchase prices for the Notes Repurchase Transaction are forward-looking statements. The words “will,” “plans,” “expects” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including satisfaction of closing conditions, closing of the Notes Repurchase Transaction, and other risks related to the capital markets. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual future results may be materially different from those anticipated or implied in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ David Longo
Name: David Longo
Title: Chief Financial Officer
Date: February 17, 2026